UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2014

Capital Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)
_____________________________________

North Dakota	000-25958	45-0404061
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Main Street North Minot, North Dakota
(Address of principal executive offices)

701-837-9600
(Registrant's telephone number)
______________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 20, 2014, at the Annual Meeting of Shareholders of the Company (the “2014 Annual Meeting”), the shareholders elected three of the three persons nominated by the Board of Directors to serve as Directors for the ensuing year and until the next annual meeting of shareholders or until their successors are elected and qualified.  The three nominees elected as Directors at the 2014 Annual Meeting were Gordon Dihle, Elizabeth Redding, and John Carlson.  Biographical information as to the above named persons was included in the Definitive Schedule 14A filed by the Registrant on May 9, 2014.

On June 20, 2014, John R. Carlson, currently Chief Executive Officer and President of the Company, has been re-elected by the vote of the board of directors, as Chief Executive Officer and President.  On June 20, 2014, Elizabeth A. Redding, currently Chief Financial Officer and Secretary of the Company, has been re-elected by the vote of the board of directors, as Chief Financial Officer and Secretary.

Mr. Carlson, born December 19, 1963, attended Montana State University in Bozeman, Montana, pursuing education in Physics and Chemical Engineering.  He has passed several securities qualification examinations including the General Securities Representative, General Securities Principal, Uniform Securities Agent State Law, Registered Investment Advisor, Municipal Securities Principal, and insurance licenses for Life Insurance, Variable Life Insurance, Annuities and Variable Annuities, and Accident and Health Insurance.  From September of 1998 to July of 2002, Mr. Carlson worked as a Financial Advisor with a national financial services firm.  Mr. Carlson specialized in comprehensive financial planning relating to retirement, education, and risk management planning.  Since July of 2002, Mr. Carlson has served Capital Financial Services and is currently the firm’s Chief Compliance Officer.

Ms. Redding served as the General Manager of Spicy Pie a restaurant, located in Fargo, ND from 2009 to 2010. From 2010 to 2011, Ms. Redding served as an Administrative Assistant at Capital Financial Services, Inc., a broker dealer located in Minot, ND. From 2010 to 2011, Ms. Redding served as a Commission/Accounting Specialist, for Capital Financial Services, Inc.; a subsidiary of the Company.  From 2011 to 2012, Ms. Redding served as a Loan Officer for Northern Tier Federal Credit Union, located in Velva, ND. From 2012 to the present, Ms. Redding serves on the board of the Velva Association of Commerce, a local organization located in Velva, ND. In 2010, Ms. Redding received a B.S. Degree in Business Management from Minot State University, Minot, ND.

There is no family relationship between Mr. Carlson and Ms. Redding nor are there any family relationships between Mr. Carlson and/or  Ms. Redding and any other officer or member of the Company's board of directors. There is no written contract with respect to the employment of either Mr. Carlson or Ms. Redding.

Item 8.01 - Voluntary Disclosure of Events.

On June 20, 2014, Capital Financial Holdings, Inc. (the “Company”) conducted its annual meeting of shareholders in which the shareholders considered the following action items:

1.           To elect the Board of Directors of the Company.

2.           To ratify the selection of Hein & Associates, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.

3.           To approve abandoning the plan to convert from a corporation to a limited liability company.

4.           To approve the compensation of the named executive officers.

5.           To approve on frequency of advisory vote on executive compensation.

A quorum was present at the meeting, and all action items were approved by the vote of a majority of the shareholders.

Item 9.01                      Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Capital Financial Holdings, Inc.

Dated: June 23, 2013	By:	/s/ John Carlson
	Name:	John Carlson
	Title:	President